SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY UNION STREET TRUST II: FIDELITY ARIZONA MUNICIPAL MONEY MARKET FUND

FIDELITY COURT STREET TRUST II: FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FIDELITY MUNICIPAL TRUST II: FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds listed above will be held on November 16, 2022. The purpose of each meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control expenses that are borne by shareholders. This package contains important information about the proposals and the materials to use when casting your vote.

Each proposal has been carefully reviewed by each Trust’s Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that each of the five separate proposals are in the best interests of each fund’s shareholders: (1) to merge Fidelity Arizona Municipal Money Market Fund into Fidelity Municipal Money Market Fund, (2) to merge Fidelity Connecticut Municipal Money Market Fund into Fidelity Municipal Money Market Fund, (3) to merge Fidelity Michigan Municipal Money Market Fund into Fidelity Municipal Money Market Fund; (4) to merge Fidelity Ohio Municipal Money Market Fund into Fidelity Municipal Money Market Fund; and (5) to merge Fidelity Pennsylvania Municipal Money Market Fund into Fidelity Municipal Money Market Fund. They recommend the approval of each of these proposals.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The following Q&A is provided to assist you in understanding each proposal. They are also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions;

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions;

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative and for entrusting Fidelity with your investments.

Sincerely,

Abigail P. Johnson

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposals to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

Proposal 1 – Shareholders of Fidelity Arizona Municipal Money Market Fund are being asked to vote on Proposal 1. As more fully described in Proposal 1 in the attached proxy statement, shareholders of Fidelity Arizona Municipal Money Market Fund are being asked to approve merging the fund into Fidelity Municipal Money Market Fund by approving an Agreement and Plan of Reorganization.

Proposal 2 – Shareholders of Fidelity Connecticut Municipal Money Market Fund are being asked to vote on Proposal 2. As more fully described in Proposal 2 in the attached proxy statement, shareholders of Fidelity Connecticut Municipal Money Market Fund are being asked to approve merging the fund into Fidelity Municipal Money Market Fund by approving an Agreement and Plan of Reorganization.

Proposal 3 – Shareholders of Fidelity Michigan Municipal Money Market Fund are being asked to vote on Proposal 3. As more fully described in Proposal 3 in the attached proxy statement, shareholders of Fidelity Michigan Municipal Money Market Fund are being asked to approve merging the fund into Fidelity Municipal Money Market Fund by approving an Agreement and Plan of Reorganization.

Proposal 4 – Shareholders of Fidelity Ohio Municipal Money Market Fund are being asked to vote on Proposal 4. As more fully described in Proposal 4 in the attached proxy statement, shareholders of Fidelity Ohio Municipal Money Market Fund are being asked to approve merging the fund into Fidelity Municipal Money Market Fund by approving an Agreement and Plan of Reorganization.

Proposal 5 – Shareholders of Fidelity Pennsylvania Municipal Money Market Fund are being asked to vote on Proposal 5. As more fully described in Proposal 5 in the attached proxy statement, shareholders of Fidelity Pennsylvania Municipal Money Market Fund are being asked to approve merging the fund into Fidelity Municipal Money Market Fund by approving an Agreement and Plan of Reorganization.

Proposal	Acquired Fund	Acquiring Fund

1	Fidelity Arizona Municipal Money Market Fund	Fidelity Municipal Money Market Fund

2	Fidelity Connecticut Municipal Money Market Fund	Fidelity Municipal Money Market Fund

3	Fidelity Michigan Municipal Money Market Fund	Fidelity Municipal Money Market Fund

4	Fidelity Ohio Municipal Money Market Fund	Fidelity Municipal Money Market Fund

5	Fidelity Pennsylvania Municipal Money Market Fund	Fidelity Municipal Money Market Fund

Approval of each proposal will be determined solely by the voting results of shareholders of each Acquired Fund. It is not necessary for all five proposals to be approved for any one of them to occur.

Have the funds’ Boards of Trustees approved the reorganizations?

Yes. Each fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and Reorganization. The Board of Trustees unanimously recommends that you vote in favor of your fund’s Agreement and Plan of Reorganization by approving your fund’s proposal. If a proposal is not approved by shareholders, the fund proposed to be acquired will liquidate during the first quarter of 2023.

What are the reasons for and advantages of the proposed reorganizations?

We believe, and each fund’s Board of Trustees unanimously agreed, that each reorganization, also known as a merger, is in the best interest of shareholders.

For each proposal, the Board of Trustees considered the following factors, among others, in determining that you vote in favor of your fund’s reorganization:

•	Shareholders will be part of a larger, more diversified, better performing fund that seeks income exempt from federal income tax.

•	Shareholders are expected to benefit from an expense reduction of approximately 8 to 14 basis points, depending on the fund.

•	Each reorganization will qualify as a tax-free exchange for federal income tax purposes.

For more information, shareholders of Fidelity Arizona Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 1 – Reasons for the Reorganization.”

For more information, shareholders of Fidelity Connecticut Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 2 – Reasons for the Reorganization.”

For more information, shareholders of Fidelity Michigan Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 3 – Reasons for the Reorganization.”

For more information, shareholders of Fidelity Ohio Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 4 – Reasons for the Reorganization.”

For more information, shareholders of Fidelity Pennsylvania Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 5 – Reasons for the Reorganization.”

Do the funds being merged have similar investments objectives and policies?

Yes, the funds have similar investment objectives and policies. Although the funds have similar principal investment strategies, there are some differences of which you should be aware. A comparison of the investment strategies for each proposal is included in the attached proxy statement.

Who will pay for the expenses associated with each reorganization?

Fidelity Connecticut Municipal Money Market Fund, Fidelity Michigan Municipal Money Market Fund, and Fidelity Ohio Municipal Money Market Fund will each bear the cost of its reorganization.

For Fidelity Arizona Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund, pursuant to each fund’s management contract, Fidelity will bear the cost of the reorganization.

Any transaction costs associated with portfolio adjustments to an Acquired Fund that occur prior to the closing date will be borne by the Acquired Fund.

For more information, please refer to the section entitled “Voting Information – Solicitation of Proxies; Expenses.”

How will you determine the number of shares that I will receive?

Each acquired fund will distribute shares of the acquiring fund to its shareholders so that each shareholder will receive the number of full and fractional shares of the acquiring fund equal to the number of shares of the applicable acquired fund held by such shareholder on the closing date.

The anticipated closing date for each reorganization proposal is December 2, 2022. If shareholder approval of the reorganization cannot be achieved, the fund proposed to be acquired will liquidate during the first quarter of 2023.

Is each reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its reorganization will not result in any gain or loss for federal income tax purposes either to the acquired fund or the acquiring fund or to the shareholders of either fund.

Shareholders of Fidelity Arizona Municipal Money Market Fund should note that Fidelity Municipal Money Market Fund does not specifically seek income eligible for an exemption from Arizona personal income tax, and only a small portion if any of the tax-exempt interest dividends from Fidelity Municipal Money Market Fund may be eligible for an exemption from Arizona personal income tax.

For more information, shareholders of Fidelity Arizona Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 1 – Federal Income Tax Considerations.”

Shareholders of Fidelity Connecticut Municipal Money Market Fund should note that Fidelity Municipal Money Market Fund does not specifically seek income eligible for an exemption from Connecticut personal income tax, and only a small portion if any of the tax-exempt interest dividends from Fidelity Municipal Money Market Fund may be eligible for an exemption from Connecticut personal income tax.

For more information, shareholders of Fidelity Connecticut Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 2 – Federal Income Tax Considerations.”

Shareholders of Fidelity Michigan Municipal Money Market Fund should note that Fidelity Municipal Money Market Fund does not specifically seek income eligible for an exemption from Michigan personal income tax, and only a small portion if any of the tax-exempt interest dividends from Fidelity Municipal Money Market Fund may be eligible for an exemption from Michigan personal income tax.

For more information, shareholders of Fidelity Michigan Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 3 – Federal Income Tax Considerations.”

Shareholders of Fidelity Ohio Municipal Money Market Fund should note that Fidelity Municipal Money Market Fund does not specifically seek income eligible for an exemption from Ohio personal income tax, and only a small portion if any of the tax-exempt interest dividends from Fidelity Municipal Money Market Fund may be eligible for an exemption from Ohio personal income tax.

For more information, shareholders of Fidelity Ohio Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 4 – Federal Income Tax Considerations.”

Shareholders of Fidelity Pennsylvania Municipal Money Market Fund should note that Fidelity Municipal Money Market Fund does not specifically seek income eligible for an exemption from Pennsylvania personal income tax, and only a small portion if any of the tax-exempt interest dividends from Fidelity Municipal Money Market Fund may be eligible for an exemption from Pennsylvania personal income tax.

For more information, shareholders of Fidelity Pennsylvania Municipal Money Market Fund please refer to the section entitled “The Proposed Transactions – Proposal 5 – Federal Income Tax Considerations.”

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the reorganizations are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

If shareholder approval is not achieved, the fund proposed to be acquired will liquidate during the first quarter of 2023.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is September 19, 2022.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions;

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions;

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9905950.100	MMKT22-PXL-0922

Form of Proxy Card: Fidelity® Arizona Municipal Money Market Fund

                P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

[Shareholder’s name and address prints here]

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

To vote by Internet
1) Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by Telephone
1) To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

To vote by Mail
1) Return the signed proxy card in the enclosed envelope.

[Control Number prints here]

[TRUST NAME: prints here] [FUND NAME prints here] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D90783-S52191	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Arizona Municipal Money Market Fund to Fidelity® Municipal Money Market Fund in exchange solely for shares of beneficial interest of Fidelity® Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of Fidelity® Arizona Municipal Money Market Fund’s liabilities, in complete liquidation of Fidelity® Arizona Municipal Money Market Fund.

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

D90784-S52191

  PROXY SOLICITED BY THE TRUSTEES

  The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Robert F. Gartland and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on November 16, 2022 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Fidelity® Connecticut Municipal Money Market Fund

                P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

[Shareholder’s name and address prints here]

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

To vote by Internet
1) Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by Telephone
1) To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

To vote by Mail
1) Return the signed proxy card in the enclosed envelope.

[Control Number prints here]

[TRUST NAME: prints here] [FUND NAME prints here] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D90783-S52191	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Connecticut Municipal Money Market Fund to Fidelity® Municipal Money Market Fund in exchange solely for shares of beneficial interest of Fidelity® Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of Fidelity® Connecticut Municipal Money Market Fund’s liabilities, in complete liquidation of Fidelity® Connecticut Municipal Money Market Fund.

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — —

D90784-S52191

  PROXY SOLICITED BY THE TRUSTEES

  The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Robert F. Gartland and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on November 16, 2022 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

    Form of Proxy Card: Fidelity® Michigan Municipal Money Market Fund

P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

[Shareholder’s name and address prints here]

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.
To vote by Internet
1) Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by Telephone
1) To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

To vote by Mail
1) Return the signed proxy card in the enclosed envelope.

[Control Number prints here]

[TRUST NAME: prints here] [FUND NAME prints here] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D90783-S52191	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Michigan Municipal Money Market Fund to Fidelity® Municipal Money Market Fund in exchange solely for shares of beneficial interest of Fidelity® Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of Fidelity® Michigan Municipal Money Market Fund’s liabilities, in complete liquidation of Fidelity® Michigan Municipal Money Market Fund.

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — —

D90784-S52191

  PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Robert F. Gartland and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on November 16, 2022 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Fidelity® Ohio Municipal Money Market Fund

P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

[Shareholder’s name and address prints here]

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.
To vote by Internet
1) Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by Telephone
1) To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

To vote by Mail
1) Return the signed proxy card in the enclosed envelope.

[Control Number prints here]

[TRUST NAME: prints here] [FUND NAME prints here] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D90783-S52191	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Ohio Municipal Money Market Fund to Fidelity® Municipal Money Market Fund in exchange solely for shares of beneficial interest of Fidelity® Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of Fidelity® Ohio Municipal Money Market Fund’s liabilities, in complete liquidation of Fidelity® Ohio Municipal Money Market Fund.

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — —

D90784-S52191

  PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Robert F. Gartland and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on November 16, 2022 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Fidelity® Pennsylvania Municipal Money Market Fund

P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

[Shareholder’s name and address prints here]

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.
To vote by Internet
1) Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by Telephone
1) To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

To vote by Mail
1) Return the signed proxy card in the enclosed envelope.

[Control Number prints here]

[TRUST NAME: prints here] [FUND NAME prints here] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D90783-S52191	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Pennsylvania Municipal Money Market Fund to Fidelity® Municipal Money Market Fund in exchange solely for shares of beneficial interest of Fidelity® Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of Fidelity® Pennsylvania Municipal Money Market Fund’s liabilities, in complete liquidation of Fidelity® Pennsylvania Municipal Money Market Fund.

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — —

D90784-S52191

  PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Robert F. Gartland and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on November 16, 2022 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders FIDELITY INSTITUTIONAL® [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX, 20XX] 11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement |Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice. Fidelity Investments Institutional Operations Company, LLC, 900 Salem Street, Smithfield, RI 02917 913273.2.0 | FIAM-BD

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX, 20XX] 11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.5.0 ©2020 FMR LLC All rights reserved.

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX, 20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Fidelity Institutional© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 ©2022 FMR LLC. All rights reserved. 624840.8.0

[Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX, 20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 1022691.1.0

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Vote Now! For shareholders as of [Record Date]. Ways to Vote Log on to your Fidelity Account Call 877-296-4941 Vote by [Month, XX, 20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need Adobe Reader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0 ©2019 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of Broadridge Touch–Tone Voting Script 1–877–296–4941 Generic Greeting: “Thank you for calling the Automated Proxy Voting Service.” Shareholder Hears: “You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.” “Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” Shareholder presses “1” and hears: “Let’s Begin.” ** If shareholder does not press anything two times they will hear after each non–response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” ** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.” Enter Control Number Script - Shareholder hears: “Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Shareholder Enters Control number Valid Control Number: (See “Voting” Script) Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” - 1 -

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script). If shareholder presses 1 – shareholder is directed to the “Voting“ Script Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.” If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2 If shareholder presses 2 - shareholder goes to “Voting” Script Voting: “Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.” If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends Shareholder presses: Shareholder hears: 1 “If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script” 2 Shareholder goes to “Completed Proposal Voting” Script #2 Nominee Vote Script: (Trustee election proposal) - 2 -

Shareholder presses: Shareholder hears: 1 “Proposal Voting.” Goes to “Proposal Vote Script”. 2 “Proposal Voting.” Goes to “Proposal Vote Script”. 3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” Upon entering ‘00’ shareholder goes to “Proposal Vote Script.” (Continued and confirmed for each nominee(s)) See Confirm Options below. Proposal Vote Script: If there are not additional proposals, Shareholder hears: “There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2 If there are additional proposals, Shareholder hears: “(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.” The selections are: For/Against/Abstain For/Against For/Abstain For/Withhold For/Against/Withhold For/Against/Abstain Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain] For/Against Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against]. See Confirm Options below. For/Abstain Script: “If you are voting for this proposal, press 1. If you wish to abstain press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain]. See Confirm Options below. For/Withhold Script: “If you are voting for this proposal, press 1. If you wish to withhold press 2.” - 3 -

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold]. See Confirm Options below. For/Against/Withhold Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold]. See Confirm Options below. Completed Proposal Voting: Script 1: “You have completed Proposal Voting” Script 2:“One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.” This text will be heard following the final proposal on the voting ballot. Confirm Options: “Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below: Nominee Confirmation: Proposal Confirmation: [You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)] “You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary) Vote Logged Script: Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.” If shareholder presses 1: Shareholder then goes to “Vote Another?” Script. If shareholder presses 2: they are directed to the “Voting” Section. If shareholder presses 3: they are directed to the “Confirmation Options” Section. Vote Another?: Script: Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.” - 4 -

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.” If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section. Error Messages: Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.” Meeting Date has passed: “Sorry, the control number you entered is no longer valid. Control number no longer valid: “Sorry, the control number you entered is no longer valid. Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” - 5 -

FORM OF BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS - 1 -

SCREEN 1 [Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1] Text – (left justified) Proxy Vote Text—centered POWERED BY {logo} Broadridge Text – (indented) How invested are you? Make your vote count today. Text – (indented) Enter Your Control Number Input—(indented) [box in which to enter your control number appears here] Question mark in which circle follows the box in which to enter control number: If shareholder clicks “?”, a pop-up box with the following language appears:] Postal Mail Recipients Please enter your control number which is labeled as such or is located in a box with an arrow E-Mail Recipients Your Control Number can be found next to the field labeled “Control Number” in the body of your email. To access materials without a control number: “ Click Here” (link appears here} to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.] Centered orange box: Get Started [If shareholder clicks on “Get Started” before inputting a valid control number, the following error message appears:] No control number entered: “Caution symbol” Please enter your control number to continue. Invalid Control number entered: “Caution Symbol” You have entered an invalid control number. Please check and re-enter your control number. Control number entered is not 13 or 16 digits: “Caution Symbol” Control number should be 13 or 16 digits. [If shareholder clicks on “Get Started” after inputting a valid control number, Screen 2 appears.] Protected by reCAPTCHA and Google’s Privacy and Terms © 2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners. Links right justified Accessibility Statement Privacy Statement Terms of Use & Linking Policy - 2 -

SCREEN 2 – Meeting Agenda tab [Upon entering a valid control number in Screen 1, shareholder sees Screen 2] Blue banner with white text. Left Justified Control #************1234 Sign Out If shareholder clicks Sign Out, this pop up appears: Text centered: Sign out Are you sure you want to sign out? If you have any unsaved changes, they will be lost. White button blue text centered: No, Cancel If shareholder selects No, Cancel they are brought back to voting page Blue button white text: Yes, Sign Out Now > If shareholder select Sign Out Now they are brought back to the landing page to enter control number Blue X in upper right hand corner of pop up If Shareholder clicks blue X, Shareholder is brought back to agenda page Text Centered – Grey Banner Applicable {FIDELITY FUND NAME} for a single control number or {Blank} upon entering a consolidated control number {Tabs—Centered} Meeting Agenda Learn Before You Vote Meeting Agenda Tab is underlined. This is the current view Learn Before You Vote Tab brings shareholder to Screen 3 Text—(Centered) [YYYY] [year of shareholder meeting appears here] Special Meeting To be held [DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here] Meeting Agenda Not Voted / Voted Vote by {Month DD, YYYY} 11:59 p.m. EDT / EST Documents to Review Before You Vote: {Question mark in blue circle) Upon clicking question mark: In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting. - 3 -

ICON {Piece of paper with folded right corner} One ICON represents each applicable document e.g., Proxy statement, Prospectus Hyperlink to Proxy Statement Pop up appears upon clicking on materials link: This link will open a page outside of ProxyVote.com Don’t worry - ProxyVote.com will remain open in this window for you to return and finish your session. Shareholder click blue X to exit pop up White box blue text – Cancel — Pop up window closes Blue box white text – Continue > - Shareholder is brought to proxy material - 4 -

Text—(left justified) Proposal(s) Text—(left justified) Text right justified (if not consolidated) Mark your selections below, using the options on the right side of the page. Shares available: x.xxxxx Text (left justified) if Consolidated control number: Grey Banner You have multiple investments which are grouped together and can be voted the same way or voted individually. Vote Options are right justified Radio button Group Proposals Radio Button Vote Individually *see below for details 01. [Title of proposal will be inserted]. Text—(left justified) Vote Board of Trustees: Text (right justified) Box: Vote Trustees individually* Radio Button For All Radio Button Withhold All [Name of nominee for Trustee election] [Name of nominee for Trustee election] [Name of nominee for Trustee election] Board Recommendation: For [If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below: [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For 02. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] 03. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] 04. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] - 5 -

Right justified: X within a circle – Reset. If this button is selected pop up message appears: Click this icon to reset your voting choice Text right justified By clicking Submit Vote, I am hereby appointing a proxy When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close Text Centered: Appointee Designation Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote. Right justified Blue Box: “Submit Vote” button *If shareholder selects: Vote Individually button, the Fund Names will populate Text Left justified FIDELITY FUND NAME Control # XXXXXXXXXXXX1234 01. [Title of proposal will be inserted]. Text—(left justified) Vote Board of Trustees: Text (right justified) Box: Vote Trustees individually Radio Button For All Radio Button Withhold All [Name of nominee for Trustee election] [Name of nominee for Trustee election] [Name of nominee for Trustee election] Board Recommendation: For [If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below: [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For [Name of nominee for Trustee election] [FOR][WITHHOLD] Board Recommendation: For 02. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] - 6 -

03. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] 04. [Title of proposal will be inserted]. Text—(left justified) Radio Buttons Right Justified: For Against Abstain Board Recommendation: [For / Against] Right Justified—Button with Blue Text Reset All When shareholder click Reset All, pop up appears: Reset All Proposals. This will clear all the voting choices you have made so far on this page. Are you sure you want to continue? White box – blue text: No Cancel Blue box – white text – Yes, Reset All For Consolidated: If Fund is not voting on a proposal, the non- applicable proposals will be displayed as follows: Text left justified {proposal #} Proposal text: Not Applicable {No voting buttons} Text right justified By clicking Submit Vote, I am hereby appointing a proxy When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close Text Centered: Appointee Designation Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote. Right justified Blue Box: “Submit Vote” button If shareholder leaves a proposal unvoted the following pop up appears: Text centered Just a moment… We noticed that you left at least one proposal unvoted. Please note that any unvoted proposals will be counted as voting with the Board of {Trustees} Shareholder can select blue X to exit the pop up Shareholder can select Submit. If Submit is selected, the shareholder is sent back to the Thank you Page Screen 4. Text—(centered) - 7 -

{copyright symbol} 2022 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners. Links—(right justified ) Accessibility Statement Privacy Statement Terms of Use & Linking Policy - 8 -

SCREEN 3 – Learn Before You Vote Tab Blue banner with white text. Left Justified Control #************1234 Sign Out See Screen 2 for Sign Out button functionality Text Centered Applicable {FIDELITY FUND NAME} for a single control number or {Blank) upon entering a consolidated control number or clicking the smartlink from their email. 2 Tabs open Meeting Agenda tab Learn Before Your Vote Learn Before You Vote tab is underlined. This is the active page YYYY Special Meeting To be held Day, Month DD, YYYY {Meeting Date} Documents to Help You Learn Before You Vote {Blue Circle with question mark} If shareholder clicks the “?”, a pop-up box with the following language appears:] In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting. {Text: Centered} Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we’re asking our shareholders to vote on. ICON – Piece of paper with folded right hand corner Hyperlink to Proxy materials One ICON represents each applicable document e.g., Proxy statement, Prospectus Text Centered: Appointee Designation Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote. Footer Text (Centered) © 2022 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners. Links right justified: Accessibility Statement Privacy Statement Terms of Use & Linking Policy - 9 -

Screen 4—Vote Submission Page [Upon casting a vote by clicking “SUBMIT VOTE” on Screen 2, shareholder sees Screen 4] Text—(Centered) YYYY Special Meeting To be held Day, Month DD, YYYY Voted Thank you for voting! Your selections have been submitted successfully (Applicable for Other Investments) Please scroll down to see additional positions are available for voting. Box with Printer Icon – Blue text: Print My Voting Choices Blue Box with white text Back to Agenda > If shareholder chooses Print My Voting Choices, the Print box opens and shareholder proceeds to print the page If shareholder chooses Back to Agenda button shareholder is brought back to Voting Screen 2. Text centered: More options for this meeting Enter another control number followed by blank box Blue Box with White Text: Vote This Control Number> The following centered text appears for unvoted positions: [Lists unvoted accounts with the same TIN and email address as the control number just voted] Text centered: You have other active meetings to vote: Text left justified Right Justified Fidelity Funds – YYYY Special Meeting Meeting to be held {Month Day, YYYY} Blue Box: Vote> Control # XXXXXXXXXXXX3456 Fidelity Funds – YYYY Special Meeting Meeting to be held {Month Day, YYYY} Blue Box: Vote> Control # XXXXXXXXXXXX7890 Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear. If E-delivery shareholder has additional proxies to vote, the following will appear: Text centered: You have other active meetings to vote: Text left justified Right justified Blue box with white text: Fidelity Funds – YYYY Special Meeting Meeting to be held {Month Day, YYYY} Blue Box: Vote> Control # XXXXXXXXXXXX3456 Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear. - 10 -

The following centered text appears for voted positions in jobs whose meeting date is in the future Review or Change your recently voted meetings: Text left justified Right justified Blue box with white text: Fidelity Funds – YYYY Special Meeting Meeting to be held {Month Day, YYYY} Blue Box: Review/Change> Control # XXXXXXXXXXXX3456 If shareholder selects Review / Change button shareholder is brought back to Screen 2 Voting Page The following centered text appears for positions in meetings that are now closed. These disappear one week after meeting date Review your closed meetings: Text left justified Right justified Blue box with white text: Fidelity Funds – YYYY Special Meeting Meeting to be held {Month Day, YYYY} Blue Box: Review Control # XXXXXXXXXXXX3456 Text centered: Thank you for Voting! Shareholder can select Back to Agenda FIDELITY FUND NAME YYYY Special Meeting Meeting to be held Month DD, YYYY Control # XXXXXXXXXXXX1234 Footer Text (Centered) © 2022 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners. Links – right justified Accessibility Statement Privacy Statement Terms of Use & Linking Policy - 11 -

Misc. If shareholder remains inactive on site the following pop up will appear Your session is about to expire. To continue using ProxyVote.com, click Continue below. Otherwise, click Sign Out to exit ProxyVote.com. White button with Blue Text: Sign Out Blue button with white text: Continue> If shareholder selects Continue they are brought back to most current page If shareholder select Sign Out they are brought back to the log in page - 12 -

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.] Form Of Proxy Materials Page Text—(centered) Fidelity funds Proxy Materials Proxy Dated Trust Name: Fund Name(s) Link(s) [MM, DD, YYYY][Date of Proxy Inserted here] [Trust Name: Fund Name(s) Inserted Here] [Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, YYYY][Date of Proxy Inserted here] [Trust Name: Fund Name(s) Inserted Here] [Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, YYYY][Date of Proxy Inserted here] [Trust Name: Fund Name(s) Inserted Here] [Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable] Text—(left justified) ©2020 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other marks belong to their respective owners. . Links—(Right Justified) Privacy Statement Terms of Use and Linking Policy - 13 -

Proxy Voting Q&A posted on fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink (registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

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Proxy Voting Q&A posted on institutional.fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.